PROPERTY AND EQUIPMENT, ASSETS HELD FOR SALE AND OEM COST RECOVERIES	12 Months Ended
Mar. 31, 2020
PROPERTY AND EQUIPMENT, ASSETS HELD FOR SALE AND OEM COST RECOVERIES [Abstract]
PROPERTY AND EQUIPMENT, ASSETS HELD FOR SALE AND OEM COST RECOVERIES
Note 7 — PROPERTY AND EQUIPMENT, ASSETS HELD FOR SALE AND OEM COST RECOVERIES

The Company made capital expenditures as follows:

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019

			Fiscal Year Ended March 31,
			2019	2018
Number of aircraft delivered:
Medium (1)	—	—	1	5
SAR aircraft	2	2	—	—
Total aircraft	2	2	1	5
Capital expenditures (in thousands):
Aircraft and related equipment (2)	$35,767	$38,386	$35,315	$32,418
Other	348	3,188	5,587	13,869
Total capital expenditures	$36,115	$41,574	$40,902	$46,287

(1)	During fiscal year 2019, the Company purchased an aircraft that was not on order that was previously leased.

(2)
During the seven months ended October 31, 2019 (Predecessor), the Company took delivery of two U.K. SAR configured AW189 and during the five months ended March 31, 2020 (Successor), the Company took delivery of an additional two U.K. SAR configured AW189. During fiscal year 2019, the Company did not make any progress payments for aircraft to be delivered in future periods. During fiscal year 2018 (Predecessor), the Company spent $2.3 million on progress payments for aircraft to be delivered in future periods.

As of March 31, 2018 (Predecessor), the Company revised the salvage values of certain aircraft to reflect its expectation of future sales values given the Company’s disposal plans for those aircraft. The Company recorded additional depreciation expense of $2.0 million during the period of April 1, 2019 through October 31, 2019 (Predecessor). No additional depreciation for these aircraft was recorded subsequent to October 31, 2019 due to fresh-start accounting.

As of the Effective Date, the Company revised the estimated useful lives and estimated salvage values of its aircraft used in determining depreciation. The Company’s revised policy generally utilizes a 30 year useful life from the date of manufacture of an aircraft for used aircraft and the in-service date for new aircraft and a residual value range of 5% to 25% of cost. For additional details on the revised policy, see “Summary of Significant Accounting Policies — Property and equipment—” in Note 1.

The Company evaluates its asset groups for impairment whenever facts or circumstances indicate the carrying value of an asset group may not be recoverable.

The following table presents details on the aircraft sold or disposed of and impairments on assets held for sale:

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019

			Fiscal Year Ended March 31,
			2019	2018
		(In thousands, except for number of aircraft)
Number of aircraft sold or disposed of	5	3	8	11
Proceeds from sale or disposal of assets	$13,845	$5,314	$13,813	$48,740
Deposits on assets held for sale	$4,500	$—	$—	$—
Loss from sale or disposal of assets (1)	$451	$3,768	$4,995	$1,742

Number of aircraft impaired	—	14	5	8
Impairment charges on aircraft held for sale (1) (2)	$—	$—	$8,149	$15,853
Impairment charges on property and equipment (3)	$—	$42,022	$104,939	$—
Contract termination costs (1) (4)	$—	$—	$14,699	$—
Fresh-start accounting adjustment (5)	$—	$768,630	$—	$—

(1)	Included in loss on disposal of assets on the consolidated statements of operations.

(2)	Includes a $6.5 million impairment of the Bristow Academy disposal group for fiscal year 2018 (Predecessor).

(3)
Includes $42.0 million impairment related to H225s for the seven months ended October 31, 2019 (Predecessor). Includes an $87.5 million impairment related to H225s and a $17.5 million impairment related to Eastern Airways assets for fiscal year 2019 (Predecessor), included in loss on impairment on the consolidated statements of operations. See “Impairment of Assets” in Note 1 for further details.

(4)
Includes $11.7 million of progress payments and $2.3 million of capitalized interest for an aircraft purchase contract that was terminated in fiscal year 2019 (Predecessor). Additionally, $0.5 million of progress payments and $0.2 million of capitalized interest for aircraft options were terminated in fiscal year 2019 (Predecessor). For further details, see Note 11.

(5)
In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted property and equipment by $768.6 million to its fair value of $931.7 million at the Effective Date. See Note 3 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

In addition to capital expenditures and sale or disposal of assets, the following items impacted property and equipment during fiscal year 2019 (Predecessor):

•
In connection with the $87.5 million impairment of H225 aircraft, the Company revised its salvage values for each H225 aircraft. In accordance with accounting standards, the Company recognized the change in depreciation due to the reduction in carrying value and revision of salvage values on a prospective basis over the remaining life of the aircraft. This resulted in an additional $3.0 million of depreciation expense during fiscal year 2019 (Predecessor) and resulted in an increase of depreciation expense of $2.9 million for the seven months ended October 31, 2019 (Predecessor).

•
The Company revised the salvage values of certain aircraft to reflect its expectation of future sales values given its disposal plans for those aircraft. The Company recorded additional depreciation expense of $1.4 million during fiscal year 2019 (Predecessor).

•
The Company transferred two aircraft and other properties to held for sale and reduced property and equipment by $1.5 million. In addition, the Company transferred three aircraft out of held for sale, as they were determined to no longer meet the criteria for held for sale classification, and increased property and equipment by $8.2 million.

In addition to capital expenditures and sale or disposal of assets, the following items impacted property and equipment during fiscal year 2018 (Predecessor):

•	The Company transferred four aircraft to held for sale and reduced property and equipment by $9.3 million.

During fiscal years 2020, 2019 and 2018, the Company saw a deterioration in market sales for aircraft resulting mostly from an increase in idle aircraft and reduced demand across the offshore energy market. While other markets exist for certain aircraft model types, including utility, firefighting, government, VIP transportation and tourism, the market for certain aircraft model types slowed. As a result of these market changes, changes in estimated salvage values of its fleet of operational aircraft and other changes in the timing of exiting certain aircraft from its operations, the Company recorded impairments and additional depreciation expense discussed above. For further details, see Note 1 for a discussion on impairments of property and equipment.

Assets Held for Sale

Assets held for sale are classified as current assets on the Company’s consolidated balance sheets and recorded at the lower of the carrying amount or fair value less costs to sell and are no longer depreciated. As of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), the Company had 15 and 3 aircraft, for $32.4 million and $5.4 million, classified as held for sale, respectively, as well as various smaller assets of a less significant nature. As presented in the table above, the Company recorded impairment charges of zero, $8.1 million and $15.9 million to reduce the carrying value of 14, 5 and 8 aircraft held for sale during the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor). These impairment charges were included in loss on disposal of assets in the consolidated statements of operations.

The impairment charges recorded on held for sale aircraft related primarily to older aircraft model types the Company’s management decided to dispose of earlier than originally anticipated in addition to the impact of changes in expected sales prices in the aircraft aftermarket resulting from the oil and gas market downturn.

On November 1, 2017, the Company sold its 100% interest in Bristow Academy, including all of its aircraft, for a minimum of $1.5 million to be received over a maximum of four years with potential additional consideration based on Bristow Academy’s financial performance. The sale of this non-core business resulted in total charges recorded in the fiscal year 2018 of $7.2 million, which resulted from the combined loss on the sale and related impairment of assets included in loss on disposal of assets on the consolidated statement of operations. During fiscal year 2019, the Company received $1.2 million for full settlement of any potential consideration. Bristow Academy is included in Corporate and other in Note 16.

OEM Cost Recoveries

During fiscal year 2018 (Predecessor), the Company reached agreements with original equipment manufacturers (“OEM”) to recover approximately $136.0 million related to ongoing aircraft issues, of which $125.0 million was realized during fiscal year 2018 (Predecessor) and $11.0 million was recovered during the three months ended June 30, 2018 (Predecessor). To reflect the amount realized from these OEM cost recoveries during fiscal year 2018 (Predecessor), the Company recorded a $94.5 million decrease in the carrying value of certain aircraft in its fleet through a decrease in property and equipment – at cost, reduced rent expense by $16.6 million and recorded a deferred liability of $13.9 million, included in other accrued liabilities and other liabilities and deferred credits, related to a reduction in rent expense to be recorded in future periods, of which $7.9 million was recognized during fiscal year 2019 (Predecessor). The Company determined the realized portion of the cost recoveries related to a long-term performance issue with the aircraft, requiring a reduction of carrying value for owned aircraft and a reduction in rent expense for leased aircraft. During the seven months ended October 31, 2019 (Predecessor), the Company returned the remaining four leased aircraft and recognized all of the remaining deferred liability related to the leased aircraft of $6.0 million as a reduction in rent expense. For the owned aircraft, the Company allocated the $94.5 million as a reduction in carrying value by reducing the historical acquisition value of each affected aircraft on a pro-rata basis utilizing the historical acquisition value of the aircraft.

During fiscal year 2019 (Predecessor), the Company recovered the remaining $11.0 million in OEM cost recoveries by agreeing to net certain amounts previously accrued for aircraft leases and capital expenditures against those recoveries. During fiscal year 2019 (Predecessor), the Company recorded a $7.6 million increase in revenue and a $2.1 million decrease in direct cost. The Company realized the remaining $1.3 million recovery during fiscal year 2019 (Predecessor). The increase in revenue relates to compensation for lost revenue in prior periods from the late delivery of aircraft and the decreases in direct cost over fiscal year 2019 relate to costs the Company incurred.

There were no OEM cost recoveries during the five months ended March 31, 2020 (Successor).